                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1996 to November 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of December, 1996.

                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                  Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996

                                   CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                   TRUST ACCOUNT #80-4141300
                                   REMITTANCE DATE: 12/16/96


                                                                      Total $          Per $1,000
                                                                      Amount            Original
                                                                   -------------        ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                                                $6,648,010.61

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                                              0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                                           6,648,010.61

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.05%)                               6.05%
          b. Class A-1 Interest                                       158,767.18        3.45146043
          c. Class A-2 Remittance Rate(6.65%)                               6.65%
          d. Class A-2 Interest                                       310,333.33        5.54166661
          e. Class A-3 Remittance Rate(6.85%)                               6.85%
          f. Class A-3 Interest                                       251,166.67        5.70833341
          g. Class A-4 Remittance Rate(7.15%)                               7.15%
          h. Class A-4 Interest                                       476,666.67        5.95833338
          i. Class A-5 Remittance Rate(7.45%)                               7.45%
          j. Class A-5 Interest                                       266,958.33        6.20833326
          k. Class A-6 Remittance Rate (7.75%)                              7.75%
          l. Class A-6 Interest                                       432,708.33        6.45833328
          m. Class A-7 Remittance Rate (8.25%,
             unless Weighted Average Contract Rate                          8.25%
             is below 8.25%)                                          696,843.13        6.87500005
     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                               .00               .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 2

                                  CUSIP#'S   393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                  TRUST ACCOUNT #80-4141300
                                  REMITTANCE DATE: 12/16/96


                                                         Total $    Per $1,000
                                                         Amount      Original
                                                     -------------  ------------
    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                          .00           .00

B.  Principal
    (5)  Formula Principal Distribution
          Amount                                      2,527,606.62           N/A
         a. Scheduled Principal                         621,259.62           N/A
         b. Principal Prepayments                     1,367,446.88           N/A
         c. Liquidated Contracts                        113,058.38           N/A
         d. Repurchases                                        .00           N/A
         e. Current Month Advanced Principal            919,482.75           N/A
         f. Prior Month Advanced Principal             (493,641.01)          N/A

    (6)  Pool Scheduled Principal Balance           501,467,545.71

    (6b) Adjusted Pool Principal Balance            500,548,062.96  967.08442620
    (6c) Pool Factor                                    0.96708443

    (7)  Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date               .00

    (8)  Class A Percentage for such Remittance
          Date                                               92.28%

    (9)  Class A Percentage for the following
          Remittance Date                                    92.24%

    (10) Class A Principal Distribution:
         a. Class A-1                                 2,527,606.62   54.94797000
         b. Class A-2                                          .00           .00
         c. Class A-3                                          .00           .00
         d. Class A-4                                          .00           .00
         e. Class A-5                                          .00           .00
         f. Class A-6                                          .00           .00

                        GREEN TREE FINANCIAL CORPORATION
  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 November, 1996
                                     Page 3

                                            CUSIP#'S 393505-
                                            MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                            TRUST ACCOUNT #80-4141300
                                            REMITTANCE DATE: 12/16/96


                                                      Total $        Per $1,000
                                                      Amount          Original
                                                  --------------    ------------
    (11)  Class A-1 Principal Balance              28,963,403.96    629.63921652
    (11a) Class A-1 Pool Factor                        .62963922

    (12)  Class A-2 Principal Balance              56,000,000.00    1000.0000000
    (12a) Class A-2 Pool Factor                       1.00000000

    (13)  Class A-3 Principal Balance              44,000,000.00    1000.0000000
    (13a) Class A-3 Pool Factor                       1.00000000

    (14)  Class A-4 Principal Balance              80,000,000.00    1000.0000000
    (14a) Class A-4 Pool Factor                       1.00000000

    (15)  Class A-5 Principal Balance              43,000,000.00    1000.0000000
    (15a) Class A-5 Pool Factor                       1.00000000

    (16)  Class A-6 Principal Balance              67,000,000.00    1000.0000000
    (16a) Class A-6 Pool Factor                       1.00000000

    (17)  Class A-7 Principal Balance             101,359,000.00    1000.0000000
    (17a) Class A7 Pool Factor                        1.00000000

    (18)  Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                               .00

                        GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 4

                                               CUSIP#'S 393505-
                                               MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                               TRUST ACCOUNT #80-4141300
                                               REMITTANCE DATE: 12/16/96

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

    (19)  31-59 days                           4,164,301.88              130

    (20)  60 days or more                      2,435,762.49               73

    (21)  Current Month Repossessions            689,926.35               25

    (22)  Repossession Inventory               1,440,554.58               49

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a) Sixty-Day Delinquency Ratio for current Remittance Date        .49%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                                  .36%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date      .83%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                                  .66%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 November 1996
                                     Page 5

                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 12/16/96

(25) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003
          and 9.5% thereafter)                                          .01%

(26) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date     38,262.44

     (b)  Current Realized Loss Ratio (total Realized Losses
          for the most recent three months, multiplied by 4,
          divided by arithmetic average of Pool Scheduled
          Principal Balances for third preceding Remittance
          and for current Remittance Date; may not exceed
          2.25%)                                                        .04%

(27) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                            15.95%

(28) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance Date
          greater than $10,351,694.00                                   .00

     (b)  Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance as of preceding Remittance Date is
          equal to or greater than 11.25%                              7.72%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November 1996          CUSIP NO. 393505NC2
                                   Page 6              TRUST ACCOUNT #80-414300
                                                       REMITTANCE DATE: 12/16/96

                                                       Total $     Per $1,000
                                                       Amount       Original
                                                     ----------    -----------
CLASS M1 CERTIFICATES
---------------------
     (29)  Amount available (including Monthly
           Servicing Fee)                             1,526,960.35

A.   Interest
     (30)  Aggregate interest
           a.  Class M-1 Remittance Rate (8.05%,
               unless Weighted Average Contract
               Rate is below 8.05%)                           8.05%
           b.  Class M-1 Interest                       277,758.54    6.70833329

     (31)  Amount applied to Class M-1 Interest
           Deficiency Amount                                   .00             0

     (32)  Remaining unpaid Class M-1 Interest
           Deficiency Amount                                   .00             0

     (33)  Amount Applied to:
           a.  Unpaid Class M-1 Interest Shortfall             .00             0

     (34)  Remaining:
           a.  Unpaid Class M-1 Interest Shortfall             .00             0

B.   Principal
     (35)  Formula Principal Distribution Amount               .00           N/A
           a.  Scheduled Principal                             .00           N/A
           b.  Principal Prepayments                           .00           N/A
           c.  Liquidated Contracts                            .00           N/A
           d.  Repurchases                                     .00           N/A

    (36)   Class M-1 Principal Balance               41,405,000.00 1000.00000000
    (36a)  Class M-1 Pool Factor                        1.00000000

    (37)   Class M-1 Percentage for such Remittance
           Date                                                .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November 1996          CUSIP NO. 393505NC2
                                   Page 7              TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 12/16/96

                                                     Total $          Per $1,000
                                                      Amount            Original
                                                     -------         -----------
(38)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                 .00     0.00000000

      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                .00


(39)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date              .00

(40)  Class M-1 Percentage for the following
      Remittance Date                                         .00%

Class B1 Certificates
---------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                 1,249,201.81

(2)   Class B-1 Remittance Rate (8.10% unless
      Weighted Average Contract Rate is
      below 8.10%)                                           8.10%

(3)   Aggregate Class B1 Interest                      139,758.75     6.75000000

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                   .00            .00

(5)   Remaining unpaid Class B1
      Interest Shortfall                                      .00            .00

(6)   Amount applied to Class B1 Interest
      Deficiency Amount                                       .00

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                       .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November, 1996         CUSIP NO. 393505ND0,NE8
                                    Page 8             TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 12/16/96

                                                      Total $         Per $1,000
                                                      Amount           Original
                                                     ---------        ----------
(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance Date               .00

(8a)  Class B Percentage for such Remittance Date            .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(10a) Class B1 Principal Shortfall                           .00

(10b) Unpaid Class B1 Principal Shortfall                    .00

(11)  Class B Principal Balance                    38,820,659.00

(12)  Class B1 Principal Balance                   20,705,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                    1,109,443.06

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                             8.45%

(15)  Aggregate Class B2 Interest                     127,564.43      7.04166655

(16)  Amount applied to Unpaid Class B2
      Interest Shortfall                                     .00             .00

(17)  Remaining Unpaid Class B2 Interest Shortfall           .00             .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date               .00

(19)  Class B2 Principal Liquidation Loss Amount             .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                   .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                November 1996          CUSIP NO. 393505-ND0,NE8
                                   Page 9              TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 12/16/96


                                                      Total $         Per $1,000
                                                      Amount           Original
                                                     ---------        ----------
(21)  Guarantee Payment                                      .00

(22)  Class B2 Principal Balance                   18,115,659.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                209,820.55

(24)  3% Guarantee Fee                                772,058.08

(25)  Class C Residual Payment                               .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                        .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                        .00

(28)  Repossessed Contracts                           689,926.35

(29)  Repossessed Contracts Remaining
      in Inventory                                  1,440,554.58

(30)  Weighted Average Contract Rate                    10.26271